SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_| Filed by a Party other than the Registrant |X| Check the appropriate box: |_| Preliminary Proxy Statement |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |_| Definitive Proxy Statement |X| Definitive Additional Materials |_| Soliciting Material Pursuant to ss. 240.14a-12

THE ALASKA AIR GROUP, Inc. ("the Company-AAG") (Name of
Registrant as Specified In Its Charter)

Stephen Nieman, Richard D. Foley, Robert C. Osborne MD and
Terry K. Dayton (Name of Persons Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required |_| Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously
Paid: 2) Form, Schedule or Registration Statement No.:

3) Filing Party: 4) Date Filed:

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Stephen Nieman
15204 NE 181st Loop
Brush Prairie, WA  98606

Tuesday, May 4, 2004

VIA FACSIMILE to 206-392-5807 and Email

Peter Kraus
Senior Attorney
Alaska Air Group, Inc.
Box 68947, Seattle, WA 98168-0947

Re:  Associated Request In Connection With The Demand For
Inspection Of Certain Books And Records

Dear Mr. Kraus:

Today around 2:00 p.m., myself and Richard Foley joined a conference call arranged by Alaska Air Group with yourself, Shannon Alberts and Bill Gleeson. We discussed your providing us with a written estimate of the cost of supplying me with the shareholders list(s) requested in my April 28, 2004 letter to you.

Additionally, we are requesting that you provide us with the estimated cost of putting a link to the Challengers' proxy statement and ballot card on Alaska Airline and Horizon Air's employee and public websites in order that worker 401(k) plan participants and the company's outside stockholders would be empowered to vote on all eight candidates running, as well as all eleven shareholder proposals.

Thank you for agreeing to respond to our requests. We would appreciate a prompt response.

Sincerely,
/s/
Stephen Nieman

cc:  Richard Foley
file www.votepal.com

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Stephen Nieman
15204 N. E 181st Loop
Bush Prairie, WA 98606

VIA FACSIMILE April 28, 2004
VIA OVERNIGHT DELIVERY

Peter Kraus
Senior Attorney
Alaska Air Group, Inc.
Box 68947, Seattle, WA 08168-0947
FAX: 206-392-5807

Re:  Demand for Inspection of Certain Books and Records

Encl:  Proof of share ownership

Dear Sir:

The undersigned, a record holder of 980 shares of voting common stock (the "Shares"), par value $.01 per share, of Alaska Air, Inc., a Delaware corporation (the "Company"), hereby demands, pursuant to Section 220 of the General Corporation Law of the State of Delaware, that (1) originals or attested copies of the Company's stock ledger and a list of its shareholders be made available for inspection and copying by the undersigned or his attorneys or agents at the Company's principal place of business during usual business hours no later than May 4, 2004 [five business days from day letter is received by AAG] and from day to day thereafter during usual business hours until the inspection may be completed, or (2) the Company deliver copies of such records to the undersigned at the address shown above, to be updated from time to time thereafter as set forth below:

Pursuant to Section 220 of the General Corporation Law of the
State of Delaware, the undersigned is entitled to and demands as part of the foregoing:

1.	A complete record or list of stockholders of the Company
who hold 10 or more shares certified by its transfer agent showing the name and address of each such stockholder and the number of shares of stock registered in the name of each such stockholder as of the most recent date available.

2.	 All information in or which comes into the possession or
control of the Company or its transfer agent, proxy solicitor or other agents, or which can be reasonably obtained from nominees of any central certificate depository system, broker, dealer, bank, clearing agency or voting trustee or any other nominees concerning the number or identity of the actual beneficial owners of the Company's common stock, including any breakdown of any holders in the name of Cede & Co. and any other similar securities depository or nominee.

3.	All information in or which comes into the possession or
control of the Company or its transfer agent, proxy solicitor or other agents concerning the name, address and number of shares of common stock attributable to any beneficial owner or employee of the Company entitled to direct the voting of any Company common stock pursuant to any dividend reinvestment, employee stock ownership, incentive, profit sharing, savings, retirement, stock option, stock purchase, restricted stock or other comparable plan and a copy of the material request form from ADP-Proxy Services. All information in or which comes into the possession or control of the Company or its transfer agent, proxy solicitor or other agents concerning the mechanism by which the beneficial owners or employees of the Company direct the voting of the shares of common stock of the Company pursuant to the plans referred to in this paragraph 3.

4. 	All information in or which comes into the possession or
control of the Company or its transfer agent, proxy solicitor or other agents, or which can reasonably be obtained from brokers, dealers, banks, clearing agencies or voting trustees or their nominees or other nominees relating to the names of non-objecting beneficial owners of the Company's common stock in the format of a magnetic computer tape list and printout in descending order balance (such information being readily available to the Company under Rule 14b-1(b) of the Securities Exchange Act of 1934 from ADP-Proxy Services), including (but not limited to) all lists of such beneficial owners of common stock available to the Company pursuant to Rule 14b-1(b).

5. If any of the information referred to in paragraphs 1 through 4 above is maintained in computerized or other electronic form, such information shall be made available in such computerized or other electronic form, and shall be accompanied by a "hard copy" printout thereof and sufficient information to enable the information to be accessed in such computerized or other electronic form.

 The undersigned demands that modifications, additions or deletions to any and all information referred to in paragraphs 1 through 5 above be furnished to the undersigned as such modifications, additions or deletions become available to the Company or its transfer agent, proxy solicitor or other agent from the most recent date available as of the date of this demand to the date of the Company's 2004 annual meeting of stockholders (the "2004 Annual Meeting").

The purpose of this demand is to permit the undersigned to communicate with other stockholders of the Company on matters relating to their interests as stockholders, including communicating with such stockholders regarding a contested election" (the "Contested Election") submitted by the undersigned to be voted on by stockholders of the Company at the 2004 Annual Meeting.

This demand should receive your immediate attention so that all of the Company's stockholders will have the benefit of information concerning the Contested Election as promptly as possible. This demand is not, and should not be construed as, a request for a list of the Company's stockholders or for a mailing of materials to the Company's stockholders pursuant to 15 C.F.R. 14a-7, promulgated pursuant to the Securities Exchange Act of 1934.

Please advise the undersigned promptly, and in any event on or prior to the expiration of five business days after the date this demand is received by the Company, when and where the items demanded above will be made available to the undersigned and his designated agents. The undersigned can be reached on 360-687-3187

Please sign and date the enclosed copy of this letter to indicate your receipt hereof and return it to the undersigned in the self-addressed, stamped envelope provided.

Very truly yours,
/s/
Stephen Nieman



Alaska Air Group, INC.

Received by:____________________________

    Name: :____________________________

    Title: :____________________________


Dated: _______________________


STATE OF [Washington]                          )

)     ss:

COUNTY OF CLARK                       )


Before me this day personally appeared Steve Nieman, who, being duly sworn, deposes and says that he is authorized to execute the foregoing Demand for Inspection of Certain Books and Records and to make the demand, designations, authorizations and representations contained therein, and that the facts and statements contained in the foregoing demand for such records are true and correct.



______________________________________

Stephen Nieman


SWORN TO AND SUBSCRIBED before me this ____ day of April 28,
2004





__________________________________________

Notary Public



__________________________________________

Printed Name of Notary



My Commission Expires:_____________________

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Steve Nieman, Richard D. Foley, Robert C. Osborne M.D. and
Terry K. Dayton are soliciting proxies for Alaska Air Group's, Inc. May 18, 2004 Annual Meeting. We strongly advise all shareholders to read the proxy statements. Our proxy statement is available at our web site <www.votepal.com>. Feel free to download and print copies of any materials located there. For any further information, please email <help@votepal.com> or write us at Box 602, Brush Prairie, WA 98606;
fax (360) 666-6483; phone 1-866-2VOTEUS (1-866-286-8387).